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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                              DECEMBER 3, 2004

              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)


        DELAWARE                    000-50723               04-3638229
    (State or other         (Commission File Number)     (I.R.S. Employer
    jurisdiction of                                     Identification No.)
    incorporation or
     organization)

            701 MOUNT LUCAS ROAD                                08540
            PRINCETON, NEW JERSEY                              (Zip Code)
    (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 7.01.  REGULATION FD DISCLOSURE.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     For the periods of September 1, 2004 through September 30, 2004, and October 1, 2004 through October 31, 2004, respectively, Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Fund"), Goldman Sachs Global Tactical Trading, LLC ("GTT"), Goldman Sachs Global Equity Long/Short, LLC ("GELS"), Goldman Sachs Global Relative Value, LLC ("GRV") and Goldman Sachs Global Event Driven, LLC ("GED" and collectively with GTT, GELS and GRV, the "Investment Funds") had net returns set forth in the tables below:


---------------------------- ----------------------------- -----------------------------
           FUND                SEPTEMBER 2004 NET RETURN     OCTOBER 2004 NET RETURN
---------------------------- ----------------------------- -----------------------------
   HFP Class A Series 1(1)                0.72%                       0.93%
---------------------------- ----------------------------- -----------------------------


----------------------------- ---------------------------- -----------------------------
      INVESTMENT FUND           SEPTEMBER 2004 NET RETURN    OCTOBER 2004 NET RETURN
----------------------------- ---------------------------- -----------------------------
          GTT(2)                          0.36%                       2.68%
----------------------------- ---------------------------- -----------------------------
          GELS(2)                         2.01%                       1.24%
----------------------------- ---------------------------- -----------------------------
          GRV(2)                          0.28%                       0.32%
----------------------------- ---------------------------- -----------------------------
          GED(2)                          1.22%                       0.55%
----------------------------- ---------------------------- -----------------------------


(1) The Fund's net return has been computed based on the performance of the Fund net of all fees and expenses including, among others (i) incentive allocations to Goldman Sachs Princeton LLC, the Fund's "Managing Member" and (ii) a monthly management fee to the Managing Member.

(2) These returns are based on the performance of Class C Series 1 units. The returns include administration fees and compensation paid to advisors. No management fee or incentive allocation was charged by the managing member of the Investment Funds with respect to the Fund's investment in any of the Investment Funds.


     The Fund undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as the Managing Member of the Fund believes is warranted.

     PAST RESULTS OF THE FUND AND THE INVESTMENT FUNDS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Date: December 3, 2004

                                  GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                    (Registrant)


                                  By:  Goldman Sachs Princeton LLC
                                       Managing Member

                                       By:  /s/ Tobin V. Levy
                                          -------------------------------
                                           Tobin V. Levy
                                           Managing Director and Chief
                                           Financial Officer